UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2012

PROSPECT GLOBAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35590	26-3024783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1401 17th Street
Suite 1550
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Definitive Agreement.

On November 8, 2012 the Company entered into an underwriting agreement with Dahlman Rose & Company, LLC, Macquarie Capital (USA) Inc., Roth Capital Partners, LLC and Sterne, Agee & Leach, Inc. (the “Underwriters”) relating to a registered underwritten offering of 15,000,000 shares of our common stock at $1.75 per share for gross proceeds of $26,250,000.  The net offering proceeds to the Company from the sale of the shares, after deducting the Underwriters’ commission and other estimated offering expenses payable by the Company, are expected to be approximately $24,295,000.

The closing of the offering is expected to take place on or about November 14, 2012, subject to the satisfaction of customary closing conditions. The underwriting agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The Company is offering the above-described securities pursuant to a prospectus, dated May 25, 2012 and a prospectus supplement dated, November 8, 2012, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-180492) declared effective by the Securities and Exchange Commission on May 25, 2012. This report on Form 8-K is being filed in part for the purpose of incorporating the exhibits hereto by reference into the registration statement.

Forward-Looking Statements

This Form 8-K contains certain statements that may include “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, (i) statements regarding the Company’s business strategy, plans and objectives, and (ii) statements regarding future discussions and entry into contracts, including those regarding the proposed transaction with Apollo, and the terms, conditions, timing and costs of such transaction. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect.  The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits
1.1	Underwriting Agreement dated November 8, 2012
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.1)
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

	By:	/s/ Wayne Rich
Date: November 8, 2012		Chief Financial Officer
(authorized representative)